UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01.	Entry into a Material Definitive Agreement.

Arena Investors
On July 26, 2019, BioRestorative Therapies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Arena Purchase Agreement”) with Arena Investors LP (“Arena”) pursuant to which Arena has agreed to acquire 5,500,000 shares of Series A preferred stock, par value $.01 per share, of the Company, a warrant for the purchase of 6,000,000 shares of common stock, par value $.001 per share, of the Company (the “Arena Warrant”) and a convertible promissory note of the Company in the principal amount of $500,000 (the “Arena Note”), in consideration of a payment by Arena to the Company of an aggregate of $5,400,000.  The closing of the Arena Purchase Agreement is subject to, among other things, approval by the stockholders of the Company of the Arena Purchase Agreement and the transactions contemplated thereby, the concurrent execution of an underwriting agreement with regard to a public offering of the Company’s securities with gross proceeds to the Company of at least $7,500,000 (the “Public Offering”) and approval by the Nasdaq Stock Market of the Company’s pending listing application with respect to its shares of common stock.  The number of shares of common stock subject to the Arena Warrant is subject to adjustment for the Company’s contemplated reverse stock split in connection with the Public Offering.
The shares of Series A preferred stock will be convertible, at the option of Arena, into shares of common stock of the Company at a conversion price generally equal to 75% of the public offering price for the common stock or units of common stock and warrants, as the case may be, offered pursuant to the Public Offering, except that, with respect to any shares of Series A preferred stock that are outstanding as of the 18 month anniversary of the closing date of the Arena Purchase Agreement (or earlier under certain circumstances), the conversion price will be, if lower, 85% of the market price of the shares of common stock of the Company as of such anniversary date (or such earlier date) (but in no event less than $0.10 per share, subject to adjustment for reverse stock splits and the like).  The shares of Series A preferred stock will carry a 12% cumulative dividend and will be redeemable at the Company’s option, subject to certain conditions, provided that the Company pays a redemption premium of 25%.  In the event of a liquidation, dissolution or winding-up of the Company, the holders of the Series A preferred stock will be entitled to receive the stated value of the shares of $5,500,000, plus any accrued and unpaid dividends, before any distribution is made to the holders of common stock or other junior securities.  Except as required by law, the holders of the Series A preferred stock will not have any voting rights.
The Arena Warrant will be exercisable for a period of three years at an exercise price per share generally equal to the lesser of 125% of the conversion price for the shares of Series A preferred stock or 100% of the exercise price of any warrants included as part of units offered pursuant to the Public Offering (the “Public Warrants”).  In the event the ratio of the number of shares of common stock issuable pursuant to the Public Warrants to the number of shares of common stock included as part of such units is greater than one-to-one, then the number of shares of common stock of the Company underlying the Arena Warrant will be proportionately increased. Arena will be able to exercise the Arena Warrant on a cashless basis if, as of the six month anniversary of the closing date, the shares of common stock underlying the Arena Warrant are not then registered for resale pursuant to an effective registration statement filed with the Securities and Exchange Commission (the “SEC”).

The Arena Note will provide for an 18 month maturity date (subject to extension in the event any shares of Series A preferred stock are outstanding as of such date) and interest at the rate of 12% per annum. The principal amount of the Arena Note will be convertible into shares of Series A preferred stock of the Company at a ratio of one share of Series A preferred stock for each dollar of indebtedness converted.  The Company will have the right to prepay the Arena Note, subject to certain conditions, provided that the Company pays a 30% prepayment premium and concurrently redeems any outstanding shares of Series A preferred stock.  The payment of the Arena Note will be secured by the grant by the Company of a security interest in its tangible and intangible assets.
In connection with the Arena Purchase Agreement, the Company will enter into a separate registration rights agreement with Arena at closing pursuant to which the Company will agree to undertake to file a registration statement with the SEC to register the resale of the shares underlying the Series A preferred stock and the Arena Warrant. Arena has agreed to enter into a lock-up agreement with the representative of the underwriters of the Public Offering pursuant to which it will agree that it will not sell publicly any shares of common stock of the Company for a period of 135 days following the Public Offering unless the closing price of the shares of common stock of the Company equals or exceeds, for a period of five consecutive trading days, 150% of the public offering price for the securities offered pursuant to the Public Offering. If the Company fails to file the registration statement with the SEC within 50 days following the Public Offering or have it declared effective by the SEC within 135 days following the Public Offering, or if the Company fails to maintain the effectiveness of the registration statement until all of such shares of common stock have been sold or are otherwise able to be sold pursuant to Rue 144 under the Securities Act of 1933, as amended, without any volume or manner of sale restrictions, then the Company will be obligated to pay to Arena liquidated damages equal to 1% per month of the aggregate amount paid by Arena for its securities (subject to an 8% cap), until such events are satisfied.
John M. Desmarais
Effective as of July 26, 2019, the Company, John M. Desmarais, a director and principal stockholder of the Company, and Tuxis Trust, a trust for which Mr. Desmarais and his wife serve as trustees and which was established for the benefit of his immediate family, agreed that promissory notes held by Mr. Desmarais and Tuxis Trust in the outstanding principal amounts of $175,000 and $500,000, respectively, will be exchanged for shares of common stock and warrants, as described below, in connection with the Public Offering.  The exchange price for the indebtedness will be equal to 75% of the public offering price of the common stock or units of common stock and warrants, as the case may be, offered pursuant to the Public Offering (the “Desmarais/Tuxis Trust Exchange Price”).  The number of shares of common stock issuable pursuant to the warrants to be issued to Mr. Desmarais and Tuxis Trust will be in the same ratio to the number of shares of common stock issued upon exchange of their indebtedness as the number of shares of common stock subject to the Public Warrants bears to the number of shares of common stock issued as part of the Public Offering units.  The exercise price of the warrants to be issued to Mr. Desmarais and Tuxis Trust will be 125% of the Desmarais/Tuxis Trust Exchange Price and the term of the warrants will be the same term as the Public Warrants. Concurrently with the exchange, the exercise prices of outstanding warrants held by Mr. Desmarais and Tuxis Trust for the purchase of an aggregate of 1,377,842 shares of common stock of the Company will be reduced from between $1.50 and $4.00 per share to $0.75 per share and the expiration dates of such warrants will be extended from between December 31, 2019 and March 1, 2022 to December 31, 2023.  The exchange agreements will be submitted for approval by the stockholders of the Company.  In the event that such stockholder approval is not obtained prior to the Public Offering, then, in connection with the Public Offering, the promissory notes held by Mr. Desmarais and Tuxis Trust will be paid.

Other Debt Exchange
Between June 30, 2019 and July 22, 2019, the holders of $675,000 principal amount of indebtedness entered into agreements with the Company pursuant to which the parties agreed that the maturity of the promissory notes held by such holders will be extended to September 30, 2019 and that such notes will be exchanged for shares of common stock and warrants, as described below, in connection with the Public Offering.  The exchange price for the indebtedness will be equal to the lesser of (i) 75% of the public offering price of the common stock or units of common stock and warrants, as the case may be, offered pursuant to the Public Offering or (ii) $0.60 per share (subject to adjustment for reverse stock splits and the like) (the “Other Indebtedness Exchange Price”).  The number of shares of common stock issuable pursuant to the warrants to be issued to such holders will be equal to the number of shares of common stock issuable to them upon conversion of the principal amount of their respective notes.  The exchange price of the warrants to be issued to such holders will be the lesser of (i) 125% of the Other Indebtedness Exchange Price or (ii) $0.80 per share (subject to adjustment for reverse stock splits and the like).
General

The foregoing description of the foregoing transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Arena Purchase Agreement, the Amended and Restated Exchange Agreement (Desmarais), the Amended and Restated Exchange Agreement (Tuxis Trust) and the Form of Exchange Agreement (other debtholders) (Exhibits 10.1 through 10.4 to this Current Report), which are incorporated herein by reference, and the forms of the Certificate of Designation of Preferences, Rights and Limitations of Series A 12% Convertible Preferred Stock, Original Issue Discount Senior Secured Convertible Promissory Note, Common Stock Purchase Warrant, Security Agreement and Registration Rights Agreement (attached as exhibits to the Arena Purchase Agreement), which are also incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Between July 18, 2019 and July 22, 2019, the Company issued convertible promissory notes in the aggregate principal amount of $570,000 for aggregate cash proceeds of $518,500. The convertible notes bear interest at a rate of 12% per annum payable at maturity with original maturity dates in January 2020. The convertible notes and respective accrued interest are convertible into shares of the Company's common stock at the election of the holder as follows: (i) $550,000 of principal becomes convertible after the first 180 days following the issuance at a conversion price generally equal to the lesser of (i) 58% of the market value of the Company’s common stock at the time of conversion or (ii) the market value of the Company’s common stock on the issuance date, and (ii) $20,000 of principal is convertible into shares of common stock of the Company at a conversion price of $0.50 per share, subject to adjustment, and a five-year warrant (the “Warrant”) for the purchase of a number of shares equal to the number of shares issued upon the conversion of the principal amount of the note. The Warrant provides for an exercise price of $0.75 per share, subject to adjustment.  In connection with the issuance of the $550,000 principal amount convertible note, the Company issued the lender a five-year warrant for the purchase of 100,000 shares of common stock of the Company at an exercise price of $0.45 per share. The convertible promissory note in the principal amount of $20,000 is mandatorily convertible into the Company’s common stock and the Warrant upon a public offering of the Company’s securities at a conversion price equal to the lesser of 75% of the public offering price or the original conversion price stated above.

Between July 24, 2019 and August 1, 2019, the Company issued an aggregate of 674,858 shares of common stock of the Company in exchange for outstanding indebtedness in the aggregate amount of $110,503, inclusive of accrued and unpaid interest.

Between July 31, 2019 and August 1, 2019, the Company repaid certain outstanding convertible notes in the aggregate amount of $229,760, inclusive of accrued interest and prepayment premiums.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the period ended March 31, 2019, Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1 Securities Purchase Agreement, dated as of July 26, 2019, between the Company and Arena Investors LP, including exhibits thereto.

10.2 Amended and Restated Exchange Agreement, dated as of July 26, 2019, between the Company and John M. Desmarais.

10.3 Amended and Restated Exchange Agreement, dated as of July 26, 2019, between the Company and Tuxis Trust.

10.4 Form of Exchange Agreement between the Company and the holders of an aggregate of $675,000 principal amount of indebtedness of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: August 1, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer